                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                                   Autotote
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                   Autotote
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                             AUTOTOTE CORPORATION

                       750 LEXINGTON AVENUE, 25TH FLOOR
                           NEW YORK, NEW YORK 10022

                               ----------------

                                                                 April 18, 1996

Dear Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of Autotote Corporation (the "Company") which will be held on May 29, 1996 at 12:00 noon at Sports Haven(TM), 600 Long Wharf Drive, New Haven, Connecticut 06511.

  In addition to fixing the number of and electing directors (Item 1), the Board of Directors has recommended the approval of a proposal to amend the Autotote Corporation 1992 Equity Incentive Plan, as Amended and Restated (Item
2) and the ratification of the appointment of KPMG Peat Marwick as the Company's independent accountants (Item 3).

  We ask that you carefully review the enclosed proxy materials, and for your support in approving the election of directors, approving the adoption of the amendment to the Autotote Corporation 1992 Equity Incentive Plan, as Amended and Restated and in the ratification of the appointment of the Company's independent accountants.

                                          Sincerely,

                                          A. Lorne Weil
                                          Chairman of the Board

                             AUTOTOTE CORPORATION


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                 MAY 29, 1996

                               ----------------

To The Stockholders of Autotote Corporation:

  Notice is hereby given that the Annual Meeting of Stockholders of Autotote Corporation (the "Company") will be held on May 29, 1996 at 12:00 noon at Sports Haven(TM), 600 Long Wharf Drive, New Haven, Connecticut 06511, for the following purposes:

    1. To fix the number of directors at six and to elect six members of the Board of Directors to serve for the ensuing year and until their successors are elected and qualified.

    2. To approve the adoption of the amendment to the Autotote Corporation 1992 Equity Incentive Plan, as Amended and Restated.

    3. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick as independent accountants for the Company for the fiscal year ending October 31, 1996.

    4. To consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.

  All holders of Class A Common Stock whose names appear of record on the Company's books at the close of business on April 1, 1996 will be entitled to receive notice of and to vote at the meeting and any adjournments thereof.

  WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                          By Order of the Board of Directors
                                          MARTIN E. SCHLOSS
                                          Secretary

Dated: April 18, 1996

                             AUTOTOTE CORPORATION
                       750 LEXINGTON AVENUE, 25TH FLOOR
                           NEW YORK, NEW YORK 10022

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 29, 1996

                                 INTRODUCTION

  The Board of Directors (the "Board") of Autotote Corporation, a Delaware corporation (the "Company"), is furnishing this Proxy Statement to holders of shares of Class A Common Stock, $.01 par value per share, of the Company (the "Class A Common Stock"), in connection with the solicitation of the enclosed form of proxy for use at the Annual Meeting of Stockholders to be held on May 29, 1996 at 12:00 noon at Sports Haven(TM), 600 Long Wharf Drive, New Haven, Connecticut 06511, and any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Stockholders. Shares of the Company's Class A Common Stock represented by proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is given, shares represented by proxies will be voted FOR the election of the nominees for director named in this Proxy Statement and the proposals set forth in Item 2 and Item 3. Proxies may be revoked at any time prior to their being voted by giving written notice of revocation or by giving a duly executed proxy bearing a later date to the Secretary of the Company or by voting in person at the Annual Meeting.

  It is expected that this Proxy Statement and form of proxy enclosed will be mailed to stockholders on or about April 18, 1996.

  All holders of Class A Common Stock whose names appear of record on the Company's books at the close of business on April 1, 1996 will be entitled to vote at the Annual Meeting. At the close of business on April 1, 1996 a total of 31,456,164 shares of Class A Common Stock were outstanding. Each share of Class A Common Stock is entitled to one vote.

  Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopy, telex, or personal calls. The Company also has retained D.F. King & Co., Inc. to assist in soliciting proxies at a fee of $4,000 plus reimbursement of reasonable out-of-pocket costs and expenses.

  The Company is not aware of any matters other than those described in this Proxy Statement that will be acted upon at the Annual Meeting. In the event that any other matters properly come before the meeting for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

  The annual report of the Company for the fiscal year ended October 31, 1995 together with a press release issued by the Company on April 15, 1996 are being mailed to the Company's stockholders with this proxy statement.

VOTING

  Consistent with state law and under the Company's by-laws, a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors at the meeting.

  The six nominees for election as directors at the Annual Meeting who receive the greatest number of votes for the election of directors shall be elected directors. A majority vote of the number of shares entitled to vote represented at the Annual Meeting is necessary to approve the actions proposed in Item 2 and Item 3 as well as any other matter which comes before the Annual Meeting, except where law or the Company's certificate of incorporation or by-laws require otherwise.

  The total number of votes cast "for" approval of proposals, other than the election of directors, will be counted for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions on a particular matter have the effect of a no vote, but broker non-votes will not have any effect on the outcome of voting on the matter.

                         ITEM 1--ELECTION OF DIRECTORS

NOMINEES

  The Board has set the number of directors to be elected for the coming year at six. Each director shall be elected at the Annual Meeting of Stockholders for a term of one year and until his successor is elected and qualified. The Board recommends that the stockholders elect the nominees named below as directors of the Company for the ensuing year, and the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election as directors of the nominees named below unless otherwise indicated. Cumulative voting is not permitted. Each nominee is presently a director of the Company. Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the meeting for reasons not now known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee at their discretion. Certain information regarding the nominees is set forth below.

                                                                        DIRECTOR
NAME                            AGE POSITION                             SINCE
- ----                            --- --------                            --------
A. Lorne Weil..................  50 Chairman of the Board and
                                    Chief Executive Officer               1989
Sir Brian Wolfson..............  60 Vice Chairman of the Board(1)         1988
Alan J. Zakon..................  60 Vice Chairman of the Board(1)(2)(3)   1993
Larry J. Lawrence..............  53 Director(1)(2)(3)(4)                  1989
Marshall Bartlett..............  70 Director(2)(3)                        1991
Thomas H. Lee..................  52 Director(1)(4)                        1991

- --------
(1) Member of Executive Committee
(2) Member of Audit Committee
(3) Member of Compensation Committee
(4) Member of Stock Option Committee

  Mr. A. Lorne Weil has been a director of the Company since December 1989, Chairman of the Board since October 31, 1991 and Chief Executive Officer since April 1992. From 1982 to October 1989, Mr. Weil was a director and consultant to the holding company of Autotote Systems, Incorporated ("ASI"). From October 1990 until April 1992, Mr. Weil held various senior management positions at the Company and its subsidiaries. From 1979 to November 1992 he was the President of Lorne Weil, Inc., a firm providing strategic planning and corporate development services to high technology industries. Mr. Weil is currently a director of Fruit of the Loom, Inc. and General Growth Properties, Inc.

  Sir Brian Wolfson has been a director of the Company since 1988 and a Vice Chairman of the Board since May 1995. He served as Acting President and Chief Executive Officer from June 1991 until October 31, 1991. From 1987 until May 1995 he was the Chairman, and from May 1995 to September 1995 was the Deputy

Chairman, of Wembley plc, a United Kingdom corporation whose holdings include The Wembley Stadium, Arena and Conference Centre and Exhibition Halls in London. Sir Brian is currently a director of Kepner-Tregoe, Inc., Fruit of the Loom, Inc. and Playboy Enterprises, Inc.

  Mr. Alan J. Zakon has been a director of the Company since 1993 and a Vice Chairman of the Board since May 1995. From 1989 until April 1995, he served as a managing director of Bankers Trust Corporation. From 1989 until 1990, Mr. Zakon served as Chairman of the Strategic Policy Committee of Bankers Trust Corporation. From 1986 until 1989, Mr. Zakon served as Chairman of the Board of Boston Consulting Group. Mr. Zakon is currently a director of Arkansas Best Freight Corporation, Augat, Inc., Hechinger Corporation and Boyle Leasing Technologies.

  Mr. Larry J. Lawrence has been a director of the Company since December 1989. He is co-founder and since 1985 has been managing partner of Lawrence Venture Partners, the general partner of Lawrence, Tyrrell, Ortale & Smith, a private equity fund manager. Since 1990, he has been managing partner of LTOS II Partners, the general partner of Lawrence, Tyrrell, Ortale & Smith II and since May 1995 has been the general partner of LSH Partners III, L.P., the general partner of Lawrence, Smith & Horey III. Mr. Lawrence is currently a director of several private companies. Mr. Lawrence served as a director of ASI until it was acquired by the Company in 1989.

  Mr. Marshall Bartlett has been a director of the Company since December 1991. From June 1994 until June 1995, Mr. Bartlett acted as a consultant to the Company. From June 1993 through June 1994, Mr. Bartlett was employed by the Company in various capacities. Mr. Bartlett was Executive Vice President and Chief Operating Officer of Bourns Inc., an electronic component manufacturer, from 1979 until his retirement in 1991.

  Mr. Thomas H. Lee has been a director of the Company since December 1991. Mr. Lee founded the Thomas H. Lee Company in 1974 and since that time has served as its President. Mr. Lee is currently a director of General Nutrition Companies, Inc., Health o Meter Products, Inc., Hills Stores Company, J. Baker, Inc., Finlay Fine Jewelry Corporation, Playtex Family Products Inc. and Livent Inc. as well as several private companies. Mr. Lee is also a general partner of the ML-Lee Acquisition Fund, L.P., ML-Lee Acquisition Fund II, L.P. and the ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. (the "ML-Lee Acquisition Funds"), Chairman and Trustee of Thomas H. Lee Advisors I, and a general partner of Thomas H. Lee Advisors II, L.P., the investment advisors to the ML-Lee Acquisition Funds. He is the general partner of THL Equity Advisors Limited Partnership, the general partner of and investment advisor to Thomas
H. Lee Equity Partners, L.P. In February 1991, Hills Department Stores, Inc., of which Mr. Lee was Chairman of the Board, filed for protection under Chapter 11 of the United States Bankruptcy Code. Mr. Lee was a director of ASI until it was acquired by the Company in 1989.

          THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE SIX NOMINEES.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors held a total of five meetings in fiscal 1995. All incumbent directors attended at least 75 percent of those meetings of the Board and its committees of which they were members that were held while they were serving on the Board or such committee, except as indicated below.

  The Audit Committee of the Board of Directors met 11 times during fiscal 1995 and currently consists of Larry J. Lawrence (Chairman), Marshall Bartlett and Alan J. Zakon. Mr. Bartlett attended three of the meetings. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving their services and for reviewing with the independent auditors and management and evaluating the Company's accounting policies and its system of internal accounting controls.

  The Compensation Committee met four times in fiscal 1995 and currently consists of Marshall Bartlett (Chairman), Alan J. Zakon and Larry J. Lawrence. The Compensation Committee determines the compensation of executive officers of the Company and makes recommendations to the Board with regard to the adoption of new employee benefit plans.

  The Stock Option Committee met four times in fiscal 1995 and currently consists of Thomas H. Lee (Chairman) and Larry J. Lawrence. The Stock Option Committee makes awards of options outside the Company's stock option plans and administers the Company's 1984 Stock Option Plan, the 1992 Equity Incentive Plan, as Amended and Restated (the "1992 Plan") and the 1995 Equity Incentive Plan and makes awards under such plans.

  The Executive Committee met 22 times in fiscal 1995. The Executive Committee currently consists of Larry J. Lawrence (Chairman), Thomas H. Lee, Sir Brian Wolfson and Alan J. Zakon. Mr. Lee was absent from all the meetings and Sir Brian Wolfson attended nine meetings. The Executive Committee is authorized to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company between regular meetings of the full Board, subject to Delaware law.

  The Company has no nominating committee.

  The executive officers of the Company are as follows:

NAME                       AGE                     POSITION
- ----                       ---                     --------
A. Lorne Weil(1)..........  50 Chairman of the Board and Chief Executive Officer
Thomas C. DeFazio.........  54 President and Chief Operating Officer
William Luke..............  48 Vice President and Chief Financial Officer
Gerald Lawrence...........  57 Vice President
Martin E. Schloss.........  49 Vice President, General Counsel and Secretary

- --------
(1) See description of directors.

  Mr. Thomas C. DeFazio has been President and Chief Operating Officer of the Company since October 1995. From April 1995 to October 1995, Mr. DeFazio was Executive Vice President and Chief Financial Officer of the Company. From 1991 to April 1995, Mr. DeFazio was a member of the Board of Directors, Executive Vice President and Chief Financial Officer of Smith Corona Corporation. From 1986 to 1991, he was employed in various capacities by General Instrument Corporation, including as Vice President of Finance, Chief Financial Officer and Treasurer. In July 1995, Smith Corona Corporation filed for protection under Chapter 11 of the United States Bankruptcy Code.

  Mr. William Luke has been Vice President and Chief Financial Officer of the Company since February 1996. Mr. Luke served as Vice President-Finance and Chief Financial Officer of Nashua Corporation from August 1984 through November 1995.

  Mr. Gerald Lawrence has been Vice President of the Company since November 1994 and President of North American Systems, a division of the Company, since March 1996. From April 1995 to March 1996, he served as President of Autotote Gaming Group, a division of the Company. From January 1991 to August 1994, he held the position of Executive Vice President of The New York Racing Association, Inc. From November 1984 through December 1990, he served as Executive Vice President and Chief Operating Officer of Churchill Downs Incorporated.

  Mr. Martin E. Schloss has been Vice President and General Counsel since December 1992 and Secretary since May 1995. From July 1992 until December 1992, Mr. Schloss provided consulting services to and was employed by the Company. From 1976 to 1992, Mr. Schloss served in various positions in the legal department of General Instrument Corporation, with the exception of a hiatus of approximately one and one-half years.

       EXECUTIVE COMPENSATION; CERTAIN ARRANGEMENTS; SECURITY OWNERSHIP

EXECUTIVE COMPENSATION

  The following table shows the compensation paid by the Company for services rendered for the years ended October 31, 1993, 1994 and 1995 to the chief executive officer and the four other most highly compensated executive officers of the Company who received more than $100,000 in salary and bonuses during fiscal 1995 and who served as executive officers during fiscal 1995 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                   LONG TERM
                         ANNUAL COMPENSATION(1)               COMPENSATION AWARDS
                         --------------------------    --------------------------------------
          (A)             (B)    (C)         (D)          (F)          (G)           (I)
          ---            --------------    --------    ----------   ----------   ------------
                                                       RESTRICTED   SECURITIES
       NAME AND                                          STOCK      UNDERLYING    ALL OTHER
  PRINCIPAL POSITION            SALARY      BONUS        AWARD       OPTIONS     COMPENSATION
  AT FISCAL YEAR-END     YEAR    ($)         ($)        ($) (11)       (#)           ($)
  ------------------     --------------    --------    ----------   ----------   ------------
A. Lorne Weil             1995  408,800         --      534,001(5)       --         12,700 (8)
Chief Executive Officer   1994  408,800         --          --           --         13,500 (9)
                          1993  391,300     200,000         --       600,000(5)        900(10)
Thomas C. DeFazio         1995  148,100(2)  170,000(2)      --       200,000         3,000 (8)
President and Chief Op-
 erating Officer
Martin E. Schloss         1995  175,000      13,000      70,272(6)       --          7,600 (8)
Vice President, General
 Counsel                  1994  135,600     115,000(3)      --        65,000(6)      6,200 (9)
and Secretary             1993  125,000         --          --           --            300(10)
Gerald Lawrence           1995  184,600      50,000     137,000(7)   100,000(7)        --
Vice President
Michael D. Harris (12)    1995  129,800      75,000(4)      --       150,000         1,500 (8)
Vice President

- --------
 (1) Amounts shown include cash and non-cash compensation earned by the Named Executive Officers.
 (2) Mr. DeFazio's employment with the Company commenced on April 17, 1995. The bonus includes a relocation allowance of $110,000 and a $60,000 bonus for fiscal 1995.
 (3) Consists of fiscal 1994 bonus of $60,000 and special bonus of $55,000 to recognize contributions to the Company's longer-term strategic goals. These bonuses were initially payable in three equal installments in 1995, 1996 and 1997 as long as Mr. Schloss is employed by the Company. However, the Compensation Committee of the Board has decided to terminate the deferred compensation plan and to pay out the second and third installments in 1996.
 (4) Consists of a signing bonus of $25,000 and a fiscal 1995 bonus of $50,000.
 (5) On May 25, 1995, Mr. Weil exchanged options received in 1993 to purchase 600,000 shares of Class A Common Stock, constituting all of his options having exercise prices in excess of $4.13 per share (the average of the bid and asked trading prices of the Class A Common Stock on May 25, 1995) ("Underwater Options"), for an award under the 1992 Plan of 129,298 deferred shares of Class A Common Stock ("Deferred Shares") which will be issued in the future. The vesting of such Deferred Shares will require either a lengthy period of future service or the achievement of certain performance goals for the Company as measured by the price of the Class A Common Stock.
 (6) On May 25, 1995, Mr. Schloss exchanged all of his Underwater Options, constituting options to purchase 65,000 shares of Class A Common Stock, for an award of 17,015 Deferred Shares under the 1992 Plan. The vesting of such Deferred Shares will require either a lengthy period of future service or the achievement of certain performance goals for the Company as measured by the price of the Class A Common Stock.
 (7) On May 25, 1995, Mr. Lawrence exchanged all of his Underwater Options, constituting options to purchase 100,000 shares of Class A Common Stock, for an award of 33,172 Deferred Shares under the 1992 Plan. The vesting of such Deferred Shares will require either a lengthy period of future service or the achievement of certain performance goals for the Company as measured by the price of the Class A Common Stock.
 (8) Amounts of All Other Compensation for fiscal 1995 include the following:
     (i) Contributions to the Company's defined contribution retirement plan for salaried employees: Mr. Weil, $7,500; Mr. Schloss, $7,500.
     (ii)  Life insurance coverage: Mr. Weil $5,200; Mr. Schloss, $100.
     (iii) COBRA medical coverage: Mr. DeFazio, $3,000; Mr. Harris, $1,500.
 (9) Amounts of All Other Compensation for fiscal 1994 include the following:
     (i) Contributions to the Company's defined contribution retirement plan for salaried employees: Mr. Weil, $7,500; Mr. Schloss, $5,800.
     (ii)  Life insurance coverage: Mr. Weil, $6,000; Mr. Schloss, $400.
(10) Amounts of all other compensation for fiscal 1993 include the following:
     Life insurance coverage: Mr. Weil, $900; Mr. Schloss, $300.
(11) The number and value of the aggregate restricted stock holdings at October 31, 1995, is as follows:
     (i)   Number of shares: Mr. Weil, 129,298; Mr. Schloss, 17,015;
           Mr. Lawrence, 33,172.
     (ii)  Value of shares: Mr. Weil, $387,894; Mr. Schloss, $51,045;
           Mr. Lawrence, $99,516.
     (iii) In the event the Company declares a dividend on the Class A Common Stock, the restricted stocks listed above would receive the dividend(s).
(12) Mr. Harris' employment with the Company terminated on March 31, 1996.

  The table below sets forth information with respect to stock options granted to the Named Executive Officers for fiscal 1995.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                           POTENTIAL
                                                                          REALIZABLE
                                                                             VALUE
                                                                          AT ASSUMED
                                                                         ANNUAL RATES
                                                                           OF STOCK
                                                                             PRICE
                                                                         APPRECIATION
                                                                              FOR
                                     INDIVIDUAL GRANTS                    OPTION TERM
                         -------------------------------------------- -------------------
          (A)               (B)           (C)       (D)       (E)       (F)       (G)
          ---            ----------   ----------- -------- ---------- -------- ----------
                         NUMBER OF    % OF TOTAL
                         SECURITIES     OPTIONS
                         UNDERLYING   GRANTED TO  EXERCISE
                          OPTIONS      EMPLOYEES  OR BASE
                         GRANTED(1)       IN       PRICE   EXPIRATION    5%       10%
          NAME               #        FISCAL YEAR  ($/SH)     DATE      ($)       ($)
          ----           ----------   ----------- -------- ---------- -------- ----------
A. Lorne Weil...........      --          0.00%       N/A        N/A       N/A        N/A
Thomas C. DeFazio.......  200,000        31.55%   $ 4.375  17-Apr-00  $241,746 $  534,196
Martin E. Schloss.......      --          0.00%       N/A        N/A       N/A        N/A
Gerald Lawrence.........  100,000(2)     15.77%   $15.000  11-Nov-99  $414,422 $  915,765
Michael D. Harris.......  150,000        23.66%   $ 4.500  24-Apr-05  $424,504 $1,075,776

- --------

(1) All options were granted under the 1992 Plan. Options become exercisable in three equal installments on the first, second and third anniversaries of the date of grant. The options may, subject to certain requirements, be exercised through the delivery of cash and/or Class A Common Stock. The options permit the optionee to request that the Company withhold shares sufficient to satisfy withholding tax requirements. The options are not transferable other than by will or the laws of descent and distribution, in which case, and in the case of disability, they are exercisable for the following 12 months or the term of the option, whichever is shorter, for the full number of shares the optionee was entitled to purchase at the time of his death or disability. In the event of a termination of employment by the Company other than for cause or death or disability, an optionee has the right to exercise his option at any time within the three months following such termination or the term of the option, whichever is shorter, for the full number of shares he was entitled to purchase at the time of termination. In the event of termination for cause, the options shall be terminated.
(2) In July 1995, Mr. Lawrence exchanged all of his Underwater Options, constituting options to purchase 100,000 shares of Class A Common Stock, for an award of 33,172 Deferred Shares under the 1992 Plan. The vesting of such Deferred Shares will require either a lengthy period of future service or the achievement of certain performance goals for the Company as measured by the price of the Class A Common Stock.

  The table below sets forth information for the Named Executive Officers with respect to fiscal 1995 year-end option values.

                        AGGREGATED OPTION EXERCISES IN
                   LAST FISCAL YEAR, AND FY-END OPTION VALUE

        (A)             (B)         (C)            (D)               (E)
        ---             ---         ---            ---               ---
                                                NUMBER OF
                                                SECURITIES        VALUE OF
                                                UNDERLYING       UNEXERCISED
                                               UNEXERCISED      IN-THE-MONEY
                      SHARES                    OPTIONS AT       OPTIONS AT
                     ACQUIRED                OCT. 31, 1995(#) OCT. 31, 1995 ($)
                        ON        VALUE OF     EXERCISABLE/     EXERCISABLE/
       NAME         EXERCISE(#) REALIZED ($)  UNEXERCISABLE     UNEXERCISABLE
       ----         ----------- ------------ ---------------- -----------------
A. Lorne Weil......     -0-         -0-      1,125,000 / -0-   $346,500 / -0-
Thomas C. DeFazio..     -0-         -0-        -0- / 200,000        -0- / -0-
Gerald Lawrence....     -0-         -0-            -0- / -0-        -0- / -0-
Martin E. Schloss..     -0-         -0-         40,000 / -0-        -0- / -0-
Michael D. Harris..     -0-         -0-        -0- / 150,000        -0- / -0-

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  As of May 25, 1995, the Compensation Committee of the Board consisted of Marshall Bartlett, Larry J. Lawrence and Alan J. Zakon. Until then, the Compensation Committee consisted of Larry J. Lawrence, Alan J. Zakon and Sir Brian Wolfson. Sir Brian served as Acting President and Chief Executive Officer of the Company from June 1991 until October 31, 1991.

  Effective December 1, 1994 the Company has a wagering systems service contract with Lincoln Greyhound Racetrack, a facility owned by Wembley plc, a United Kingdom corporation of which Sir Brian Wolfson, a director of the Company was deputy chairman until September 1995.

  The Company has a senior bank credit facility with Bankers Trust Company, a company of which Alan J. Zakon, a director of the Company, was a managing director from 1989 until April 1995.

  From June 1994 until June 1995, Mr. Bartlett had a consulting arrangement with the Company whereby he received $100,000 of which $41,667 was paid for consulting services in fiscal 1994, with the balance paid in fiscal 1995.

  As a result of the acquisition of Tele Control, the Company has assumed a contract with IMMOC leasing, a real estate concern substantially owned by certain employees of the Company to rent premises for a minimum period of 15 years. Consequently the Company has annual rental commitments of approximately $620,000 through the year 2006. Rental payments made to this concern were $613,000, $24,000 and $613,000 for fiscal 1995, 1994 and 1993, respectively.

CERTAIN ARRANGEMENTS BETWEEN THE COMPANY AND ITS DIRECTORS AND OFFICERS

 Employee Agreements

  Effective November 1, 1992, the Company and Mr. Weil entered into a five-year employment agreement (the "Weil Employment Agreement") that provides for a base salary of $400,000, subject to annual increases in accordance with the Consumer Price Index, a performance bonus of 25% of base salary if the Company meets its budgeted earnings per share, an additional performance bonus based on excess earnings per share, not to exceed an additional 25% of base salary, and a performance bonus of up to 50% of base salary at the discretion of the Board. If the Company terminates Mr. Weil's employment under the Weil Employment Agreement other than for cause, Mr. Weil will be entitled to collect his base salary for twelve months following such termination, plus a portion of the annual earnings per share-based performance bonuses. In connection with the Weil Employment Agreement, Mr. Weil received a five-year option to purchase 600,000 shares of Class A Common Stock of the Company at an exercise price of $3.50 per share. The option originally was exercisable in three equal annual installments on November 1, 1993, November 1, 1994 and November 1, 1995. In August 1993, the Compensation Committee accelerated the vesting period of the option such that the option became exercisable in full.

  Effective April 17, 1995, the Company and Mr. Thomas DeFazio entered into a three-year employment agreement (the "DeFazio Employment Agreement") that provides for an annual base salary of $275,000 and an annual performance bonus of up to 45% of base salary. Fifty percent of the bonus will be based on the formula set forth in the Company's executive compensation plan as in effect from time to time and the remaining 50% of the bonus will be based on achievement of objectives to be established by the Chief Executive Officer and the Board in their sole discretion. Under the DeFazio Employment Agreement, the Company has also paid Mr. DeFazio a relocation allowance of $110,000, a prorated portion of which, however, must be returned to the Company by Mr. DeFazio in the event he terminates his employment or the Company terminates his employment for cause at any time prior to April 17, 1997. If the Company terminates Mr. DeFazio's employment under the DeFazio Employment Agreement other than for cause, Mr. DeFazio would be entitled to collect an amount equal to the greater of (i) one year's base salary or (ii) the product of Mr. DeFazio's then current monthly salary multiplied by the number of months remaining under the initial term of the DeFazio Employment Agreement. In connection with the DeFazio Employment Agreement, Mr. DeFazio received a five-year option to purchase 200,000 shares of Class A Common Stock at an exercise price of $4.375 per share. The option will become exercisable in three equal installments, on each of the first, second and third anniversaries of the date of grant. If during a period of 12 months following a change of control of the Company, the Company terminates Mr. DeFazio's employment other than for cause, Mr. DeFazio will be entitled to collect a lump-sum payment equal to his base salary for the remainder of the term under the DeFazio Employment Agreement, and Mr. DeFazio's stock option will become exercisable in full.

  Effective February 26, 1996, the Company and Mr. Luke entered into an employment agreement (the "Luke Employment Agreement") pursuant to which Mr. Luke assumed the position of Vice President and Chief Financial Officer of the Company. The Luke Employment Agreement provides for an annual base salary of $250,000, an annual bonus of up to 45% of base salary and for participation in the Company's stock option plan, pursuant to which Mr. Luke has received options to purchase 150,000 shares of Class A Common Stock at the average price of the Class A Common Stock on the date of employment ($3.0625), which options become exercisable in four equal annual increments of 37,500 on February 26, 1997, 1998, 1999 and 2000, respectively. Mr. Luke will also receive a relocation allowance providing for reimbursement of moving expenses and transaction costs incurred by Mr. Luke in connection with his relocation and a temporary housing allowance of up to $12,000.

  Mr. Harris' employment with the Company terminated on March 31, 1996. In connection therewith, the Company and Mr. Harris entered into a severance agreement pursuant to which the Company will pay Mr. Harris a total of $295,981, permit Mr. Harris to retain options for 50,000 shares of Class A Common Stock, and permit such options to vest on April 9, 1996. All such options not exercised on or before June 29, 1996 expire.

  On November 14, 1994, the Company and Mr. Gerald Lawrence entered into a one-year employment agreement (the "Lawrence Employment Agreement") to employ Mr. Lawrence as Vice President in charge of North American Pari-mutuel Operations. The Lawrence Employment Agreement provides for a base salary of $200,000 and a performance bonus of up to 45% of the base salary. For fiscal 1995, Mr. Lawrence is guaranteed a minimum bonus of $50,000. In connection with the Lawrence Employment Agreement, Mr. Lawrence received a five-year option to purchase 100,000 shares of Class A Common Stock of the Company at a price of $15.00 per share, which option is exercisable in three equal installments. On May 25, 1995, Mr. Lawrence exchanged such stock option for an award of 33,172 of deferred shares under the 1992 Plan. The vesting of such deferred shares will require either a lengthy period of future service or the achievement of certain performance goals for the Company as measured by the price of the Class A Common Stock. In the event that the Company terminates Mr. Lawrence's employment other than for cause, Mr. Lawrence is entitled to receive his base salary for twelve months following such termination.

  By letter, dated January 3, 1995, the Company confirmed to Mr. Martin Schloss that in the event the Company terminates Mr. Schloss' employment for any reason, he will be entitled to receive severance pay, at the time of such termination, of not less than one year base salary plus all accrued but unpaid bonus installments earned by him, and Mr. Schloss will retain all unexercised options to purchase Class A Common Stock held by him at the time of such termination, which options will remain exercisable in accordance with their terms.

 Directors' Compensation

  Effective as of May 25, 1995, each director who is not an employee of the Company is paid an annual retainer of $20,000, as well as $1,000 plus expenses for each Board meeting attended, $1,000 plus expenses for each committee meeting attended in person and held on a day other than on which a Board meeting is held and $500 plus expenses for each committee meeting attended held on the same day as a Board meeting or by telephone. Members of the Executive Committee do not receive fees for attending meetings thereof. In lieu of the foregoing compensation, Thomas H. Lee Company, of which Mr. Lee is President, receives $5,000 per month for his services as a director.

  In May 1995, Mr. Bartlett, Sir Brian Wolfson and Mr. Zakon each received an award of 10,000 shares of Class A Common Stock issuable in the future ("Non-Employee Director Deferred Stock"), and each of Sir Brian Wolfson and Mr. Zakon received a one time award of 40,000 shares of Non-Employee Director Deferred Stock. The shares of Non-Employee Director Deferred Stock were awarded under the 1992 Plan and vest, on a cumulative basis, as to one-third of the shares of Non-Employee Director Deferred Stock on each of the first three anniversaries of the date of grant or in full if the non-employee director ceases to serve as a director as a result of death, disability, retirement at or after the age of 65, or the failure to be renominated or reelected, or in the event of a consolidation or merger of the Company or a sale of substantially all of the Company's assets.

  From June 1994 until June 1995, Mr. Bartlett had a consulting arrangement with the Company whereby he received $100,000 of which $41,667 was paid for consulting services in fiscal 1994, with the balance paid in fiscal 1995.

CERTAIN TRANSACTIONS

  The Company has its senior bank credit facility with Bankers Trust Company, a company of which Alan J. Zakon, a director of the Company, was a managing director from 1989 until April 1995.

  The Company has a service contract with Lincoln Greyhound Racetrack, a facility owned by Wembley plc, a United Kingdom corporation of which Sir Brian Wolfson, a director of the Company, was deputy chairman until September 1995.

  From June 1994 until June 1995, Mr. Bartlett had a consulting arrangement with the Company whereby he received $100,000 of which $41,667 was paid for consulting services in fiscal 1994, with the balance paid in fiscal 1995.

  The Company believes that all of these transactions were on terms no less favorable than could have been obtained from unaffiliated third parties.

SECURITY OWNERSHIP

  The following table sets forth certain information as of February 29, 1996 as to the security ownership of those persons owning of record or known to the Company to be the beneficial owners of more than five percent of the outstanding Class A Common Stock of the Company, each of the Company's directors and Named Executive Officers and the Company's executive officers and directors as a group. Except as otherwise indicated, the stockholders listed on the table have sole voting and investment power with respect to the shares indicated. Share figures reflect (i) a three-for-two stock split in the form of a stock dividend of one share of Class A Common Stock for every two shares outstanding paid on June 30, 1993 and (ii) a two-for-one stock split in the form of a stock dividend of one share of Class A Common Stock for each share outstanding paid on October 25, 1993.
                  SHARES OF CLASS A COMMON STOCK BENEFICIALLY
               OWNED OR INTO WHICH SECURITIES ARE CONVERTIBLE(1)

FIVE PERCENT HOLDERS                                       NUMBER       PERCENT
- --------------------                                      ---------     -------
State of Wisconsin Investment Board...................... 2,810,500(5)    8.93
P.O. Box 7842
Madison, WI 53707
Lawrence, Tyrrell, Ortale & Smith ....................... 1,886,245(2)    5.81
515 Madison Avenue
New York, NY 10022
Wellington Management Company ........................... 2,936,369(3)    8.78
75 State Street
Boston, MA 02109
The Kaufmann Fund, Inc. ................................. 1,994,000(4)    6.34
140 East 45th Street, 43rd Floor
New York, NY 10017
OFFICERS AND DIRECTORS
- ----------------------
A. Lorne Weil............................................ 2,428,042(6)    7.32
Marshall Bartlett........................................    30,000(8)      *
Larry J. Lawrence........................................ 2,431,207(9)    7.48
Thomas H. Lee............................................ 4,033,737(10)  12.60
Sir Brian Wolfson........................................    30,000(11)     *
Alan J. Zakon............................................    32,000(12)     *
Martin E. Schloss........................................    55,000(14)     *
Thomas C. DeFazio........................................    86,667(7)      *
Gerald Lawrence..........................................     1,000(13)     *
Michael D. Harris(15)....................................    50,000         *
William Luke.............................................       --          *
All Current Directors and Executive Officers as a Group
 (consisting of 10
 persons)(6)(7)(8)(9)(10)(11)(12)(13)(14) ............... 9,127,653      26.12

- --------
*   Less than 1%.
(1) For purposes of determining beneficial ownership of the Company's Class A Common Stock, owners of Class A Common Stock warrants and options exercisable within sixty days are considered to be the beneficial owners of the shares of Class A Common Stock into which such securities are convertible or for which such securities are exercisable. The percentage ownership of the outstanding Class A Common Stock reported herein is based on the assumption (expressly required by the applicable rules of the Securities and Exchange Commission) that only the person whose ownership is being reported has exercised his warrants or options for Class A Common Stock.

 (2) Includes 983,762 warrants exercisable within 60 days owned by Lawrence, Tyrrell, Ortale & Smith.
 (3) Includes 2,000,000 shares of Class A Common Stock issuable upon conversion of $40,000,000 of Debentures due 2001 convertible within 60 days owned by Wellington Management Company.
 (4) Based on Schedule 13G, dated September 15, 1995, as filed with the Securities and Exchange Commission, The Kaufmann Fund, Inc. holds 1,994,000 shares of Class A Common Stock.
 (5) Based on Schedule 13F filed with the Securities and Exchange Commission on September 30, 1995, the State of Wisconsin Investment Board holds 2,810,500 shares of Class A Common Stock.
 (6) Includes shares held in the name of Lorne Weil 1989 Trust of which Mr. Weil is Trustee. Also includes shares of Class A Common Stock warrants to purchase 588,870 shares exercisable within 60 days owned by Mr. Weil, some of which are held in the name of Lorne Weil 1989 Trust, and options to purchase 1,125,000 shares of Class A Common Stock exercisable within 60 days by Mr. Weil. Mr. Weil's address is c/o the Company. Effective March 25, 1994, Mr. Weil entered into a swap transaction (the "Swap") with Bankers Trust Company ("BTC") in respect of 500,000 shares of the Class A Common Stock of the Company held by him (the "Swap Shares"). Mr. Weil continues to hold sole voting power over the Swap Shares which serve as collateral for the Swap transaction; however, Mr. Weil may substitute other collateral for the Swap Shares. Under the Swap arrangement (i) Mr. Weil is obligated to pay BTC (a) at the end of each quarter during the five (5) year term of the Swap (the "Term") the amount of any dividends declared during such quarter on the Swap and (b) at the end of the Term, any appreciation during the Term in the price of the Swap Shares above $26.7769 per share, (ii) BTC is obligated to pay Mr. Weil (x) at the end of each quarter during the Term, the amount equal to the three (3) month London Interbank Offered Rate less 2.125% of the Calculation Amount (as defined in the Swap documents) of $13,388,500, and (y) at the end of the Term, an amount equal to any depreciation during the Term, in the price of the Swap Shares below $26.7769 per share. Mr. Weil will pay BTC an annual fee in consideration of its entering into the Swap. The Swap is for a five (5) year period, but will terminate if Mr. Weil dies or if certain other events occur during such period.
 (7) Represents shares issuable upon exercise of options to purchase 66,667 shares of Class A Common Stock exercisable within 60 days owned by Mr. DeFazio.
 (8) Represents shares issuable upon exercise of options to purchase 30,000 shares of Class A Common Stock exercisable within 60 days owned by Mr. Bartlett.
 (9) Includes 902,483 shares and warrants to purchase 983,762 shares of Class A Common Stock exercisable within 60 days held by the partnership of Lawrence, Tyrrell, Ortale & Smith (see footnote 2) and warrants to purchase 42,533 shares of Class A Common Stock exercisable within 60 days owned by Mr. Lawrence. Mr. Lawrence is a general partner of Lawrence Venture Partners, the sole general partner of such partnership. Mr. Lawrence's address is c/o the Company.
(10) Includes warrants to purchase 552,381 shares of Class A Common Stock exercisable within 60 days owned by Mr. Lee and 1,535,100 shares owned by the 1989 Thomas H. Lee Nominee Trust and 1,946,256 shares owned by Thomas
     H. Lee Equity Partners, L.P., which are deemed to be beneficially owned by Mr. Lee. Mr. Lee is a general partner of THL Equity Advisors Limited Partnership, which is general partner of Thomas H. Lee Equity Partners, L.P. Mr. Lee's address is c/o the Company.
(11) Represents shares issuable upon the exercise of 30,000 options exercisable within 60 days owned by Sir Brian Wolfson.
(12) Includes options to purchase 30,000 shares of Class A Common Stock exercisable within 60 days owned by Mr. Zakon.
(13) Represents 1,000 shares of Class A Common Stock owned by Mr. Gerald
     Lawrence.
(14) Includes options to purchase 40,000 shares of Class A Common Stock exercisable within 60 days owned by Mr. Schloss.
(15) Mr. Harris' employment with the Company terminated on March 31, 1996.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the accompanying Stock Performance Graph shall not be incorporated by reference into any such filings.

                     REPORT OF THE COMPENSATION COMMITTEE
                        AND THE STOCK OPTION COMMITTEE

  The Compensation Committee of the Board of Directors of the Company for fiscal 1995 consisted of Messrs. Lawrence, Bartlett and Zakon. The Committee's responsibilities include determining the compensation of the Company's executive officers and making recommendations to the board of directors with regard to the adoption of new employee benefit plans. No member of this committee was an officer or employee of the Company during fiscal 1995.

  The Stock Option Committee of the Board consists of Messrs. Lawrence and Lee. This committee has primary responsibility for the grant of options outside the Company's stock option plans as well as awards under the Company's 1984 Stock Option Plan, 1992 Plan and 1995 Equity Incentive Plan. No member of this committee was an officer or employee of the Company during fiscal 1995.

 Compensation Components and Philosophy

  The components of the Company's compensation program consist of base salaries, cash bonuses and stock options. The Company's compensation program is designed to align management and shareholder interests by providing incentive compensation through stock option awards and performance-based bonuses. The Compensation and Stock Option Committees receive input from the Company's Chief Executive Officer and review his proposals concerning executive compensation before making a final determination concerning the scope and nature of compensation arrangements. It is the Company's current policy to establish, structure and administer compensation plans and arrangements so that the deductibility to the Company of such compensation will not be limited under Section 162(m) of the Internal Revenue Code.

 CEO Compensation

  Effective November 1, 1992, the Company and Mr. Weil entered into a five-year employment agreement (the "Employment Agreement"). The Compensation Committee approved the Employment Agreement as a result of Mr. Weil informing the Company in September 1992 that he was prepared to accept employment on a full-time basis under his prior employment agreement, and that he was also prepared to enter into a long-term agreement with the Company. On the basis of Mr. Weil's prior performance, the Compensation Committee determined that it was appropriate for the Company to enter into such an agreement with Mr. Weil. During the term of Mr. Weil's prior employment agreement, the Company's earnings per share for fiscal 1992 exceeded budget, the Company increased the amount of its bank credit facility, was awarded major new wagering systems contracts in California, Ontario and Connecticut, developed the PROBE terminal, signed the TOTIP contract and recruited additional senior managers.

  Pursuant to the Employment Agreement, Mr. Weil's base salary for fiscal 1995 was $408,800 ("Base Salary"). Also pursuant to the Employment Agreement, Mr. Weil has the potential to earn bonus payments equal to (i) 25% of Base Salary if the Company meets its budgeted earnings per share for the fiscal year and
(ii) an additional 25% of Base Salary if the Company exceeds its budgeted earnings per share for the fiscal year by at least 15%. Under the Employment Agreement, Mr. Weil also can receive an additional performance bonus of up to 50% of base salary at the discretion of the Board of Directors. No bonus payments were made pursuant to these provisions during the Company's fiscal year ending October 31, 1995.

 Executive Officer Compensation

  With respect to executive officers other than the Chief Executive Officer, the Chief Executive Officer provides recommendations to the Compensation Committee, based on his knowledge of competitive industry conditions, his perception of those individuals' performance and their level of responsibility relative to other officers of the Company and its subsidiaries. During fiscal 1995, bonuses were paid to certain officers of the Company based on the foregoing considerations. For these individuals, compensation levels have not been established by formula although, as a result of the Company's significant growth in size and complexity, the Company expects to implement a formula-based cash incentive compensation program during fiscal year 1996.

  Officer compensation is generally comprised of cash compensation and grants of options under the Company's stock option plans.

                                          COMPENSATION COMMITTEE

                                              Larry J. Lawrence
                                              Marshall Bartlett
                                              Alan J. Zakon

                                          STOCK OPTION COMMITTEE

                                              Larry J. Lawrence
                                              Thomas H. Lee

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return from October 31, 1990 to October 31, 1995, on the Company's Class A Common Stock, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Market Index of companies and a peer group index of four companies that provide similar services to those of the Company--Video Lottery Technologies, Inc., Bally Gaming International, Inc., GTECH Holdings Corporation and International Game Technology. The Company elected to use the peer group index rather than a published industry or line of business index because the Company is not aware of any such published index of companies which are as comparable in terms of their businesses. From October 31, 1990 through October 31, 1991, International Game Technology was the only member of the peer group index which was publicly traded and for which share price information was available. From October 31, 1991 to October 31, 1995, the peer group companies have been weighted based upon their relative market capitalizations each year. Video Lottery Technologies, Inc. is included in the peer group index beginning on October 31, 1991. Bally Gaming International, Inc. and GTECH Holdings Corporation are included in the peer group index beginning on October 31, 1992.

                             Autotote Corporation
              Comparison of Five Year-Cumulative Total Returns*

                             [GRAPH APPEARS HERE]

                             Autotote     Nasdaq Stock Market   Self-Determined
Date                       Corporation      (US Companies)         Peer Group
10/31/90                       100              100                   100
10/31/91                       102              169                   593
10/31/92                       356              191                 1,229
10/31/93                     2,313              246                 1,806
10/31/94                     1,527              247                   982
10/31/95                       262              333                   775

* $100 INVESTED ON 10/31/90 IN STOCK OR INDEX INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING OCTOBER 31.

  ITEM 2--AMENDMENT OF THE AUTOTOTE CORPORATION1992 EQUITY INCENTIVE PLAN, AS
                             AMENDED AND RESTATED

  The stockholders are being asked to approve amendments (the "Amendments") to the Company's 1992 Equity Incentive Plan, as Amended and Restated (the "1992 Plan"). The Amendments were adopted by the Board on December 14, 1995 and February 21, 1996, subject to approval of the Company's stockholders. The full text of the 1992 Plan, as amended, is set forth as Exhibit A. The Amendments are intended to advance the interests of the Company by enhancing its ability to attract and retain highly talented directors who are not officers or employees of the Company or its subsidiaries ("Non-Employee Directors" or "Participants") to serve on the Board and to encourage meaningful ownership of the Company's Class A Common Stock ("Class A Common Stock") by the Non-Employee Directors, thereby strengthening the commonality of interests between Non-Employee Directors and the stockholders of the Company. The Amendments are also defining the term "Change in Control" as used in Section 6.2 of the 1992 Plan in connection with the grant of Stock Appreciation Rights, none of which have been granted to date.

  The essential features of the Amendments are summarized below.

GENERAL

  The Amendments will become effective upon shareholder approval and the Plan will continue in effect until December 17, 2002.

FORMULA AWARDS

  The Amendments provide for automatic grants of Deferred Stock ("Non-Employee Director Deferred Stock") to Non-Employee Directors of the Company pursuant to a formula. A Non-Employee Director Deferred Stock Award entitles the recipient to receive shares of Class A Common Stock to be delivered in the future. The Amendments provide that Non-Employee Directors will be granted Non-Employee Director Deferred Stock in accordance with the following formula:

    (i) On June 1, 1996, November 1, 1996, and on each anniversary of November 1, 1996 through and including November 1, 2000, in addition to shares of Non-Employee Director Deferred Stock granted pursuant to paragraphs (ii) and (iii), each Non-Employee Director will be granted an Award of 10,000 shares of Non-Employee Director Deferred Stock and with respect to any individual who becomes a Non-Employee Director after November 1, 1996 (provided such individual has not previously received a grant pursuant to the first clause of paragraph (i)), such individual shall be granted as of the date of his election or appointment as a Non-Employee Director an Award of 10,000 shares of Non-Employee Director Deferred Stock;

    (ii) as of November 1, 1996, in addition to shares of Non-Employee Director Deferred Stock granted pursuant to paragraphs (i) or (iii), each Vice Chairman of the Board, who is also a Non-Employee Director will be granted an Award of 15,000 shares of Non-Employee Director Deferred Stock and with respect to any Non-Employee Director who becomes a Vice Chairman of the Board after November 1, 1996 (provided such individual has not previously received a grant pursuant to the first clause of this paragraph
  (ii)), such individual shall be granted as of the date of his election or appointment as Vice Chairman an Award of 15,000 shares of Non-Employee Director Deferred Stock; and

    (iii) as of November 1, 1996, in addition to shares of Non-Employee Director Deferred Stock granted pursuant to paragraphs (i) or (ii), the Chairman of the Executive Committee, who is also a Non-Employee Director will be granted an Award of 55,000 shares of Non-Employee Director Deferred Stock and with respect to any Non-Employee Director who becomes the Chairman of the Executive Committee after November 1, 1996 (provided such individual has not previously received a grant pursuant to the first clause of this paragraph (iii)), such individual shall be granted as of the date of his election or appointment as the Chairman an Award of 55,000 shares of Non-Employee Director Deferred Stock.

TERMS OF AWARD

 Risks of Forfeiture

  Non-Employee Director Deferred Stock shall be subject to a risk of forfeiture until such time as the risk of forfeiture shall lapse (the "Restrictions"). Non-Employee Director Deferred Stock shall be subject to certain limitations on transferability.

  The Restrictions on one-third of the shares of Non-Employee Director Deferred Stock granted under the 1992 Plan (rounded to the nearest whole number of shares) shall lapse at the close of business on the day before the first, second, and third anniversaries of the date of grant, provided that such risk of forfeiture shall lapse on an accelerated basis as to all shares of Non-Employee Director Deferred Stock at the time the Participant ceases to serve as a director due to death, disability, retirement at or after age 65, upon the failure to be renominated or reelected to the Board of Directors, or in the event of a consolidation or merger in which the Company is not the surviving corporation, the sale or transfer of substantially all the Company's assets or the dissolution or liquidation of the Company.

  Following the lapse of Restrictions on Non-Employee Director Deferred Stock, such Non-Employee Director Deferred Stock, including shares of Non-Employee Director Deferred Stock subject to optional deferral of settlement, shall be non-forfeitable. Non-Employee Director Deferred Stock as to which the Restrictions have not yet lapsed shall be forfeited in any case in which the Participant terminates service as a director for any reason other than death, disability, retirement at or after age 65, or upon the failure to be renominated or reelected to the Board, if the Restrictions have not lapsed prior to and do not lapse at the time of such termination of service.

 Dividend Equivalents.

  Each share of Non-Employee Director Deferred Stock granted in accordance with the terms of the Amendments confers upon Participant a right to receive dividend equivalents in respect of such Non-Employee Director Deferred Stock, as follows:

    (x) Relating to Regular Cash Dividends. If the Company declares and pays any regular quarterly cash dividend or distribution on the Class A Common Stock, the record date of which is prior to the settlement of Participant's Non-Employee Director Deferred Stock, the Company will pay to the Participant a cash amount equal to the amount of cash actually paid as a dividend or distribution per share of Class A Common Stock multiplied by the number of Participant's shares of Non-Employee Director Deferred Stock, provided that no payment will be made in respect of Non-Employee Director Deferred Stock forfeited on or before the payment date of such dividend or distribution.

    (y) Relating to Extraordinary Stock Dividends and Stock Splits. If the Company declares and pays a dividend or distribution in the form of Class A Common Stock payable on Class A Common Stock, or if there occurs a forward stock split of the Class A Common Stock, the record date of which is prior to the settlement of Participant's Non-Employee Director Deferred Stock, the Company will credit to the Participant a number of additional shares of Non-Employee Director Deferred Stock (which shall include any fractional unit) equal to the number of shares of Class A Common Stock paid as a dividend or distribution per share of Class A Common Stock or distributed as a result of the stock split per share of Class A Common Stock multiplied by the number of Participant's shares of Non-Employee Director Deferred Stock, provided that no additional Non-Employee Director Deferred Stock will be credited in respect of Non-Employee Director Deferred Stock forfeited on or before the payment date of such dividend or distribution or effective date of such split.

    (z) Relating to Other Extraordinary Dividends. If the Company declares and pays an extraordinary dividend or distribution in the form of cash or other property (other than Class A Common Stock) payable on Class A Common Stock, the record date of which is prior to the settlement of Participant's Non-Employee Director Deferred Stock, the Company will, as promptly as practicable after the payment date of such dividend or distribution, pay to the Participant a cash amount equal to the amount of cash actually paid plus the fair market value at such record date of any property other than Class A Common Stock actually paid as a dividend or distribution per share of Class A Common Stock for each of Participant's shares of Non-Employee Director Deferred Stock.

PLAN BENEFITS TO CERTAIN PERSONS

  Assuming approval of the Amendments by the Company's stockholders, no executive officer named in the Summary Compensation Table and no other employee who is not an executive officer would be granted Non-Employee Director Deferred Shares under the 1992 Plan. All Non-Employee Directors, as a group, would be granted a total of 50,000 shares of Non-Employee Director Deferred Stock under the 1992 Plan on June 1, 1996 and a total of 85,000 shares of Non-Employee Director Deferred Stock under the 1992 Plan on November 1, 1996.

  The 1992 Plan will be administered by the Board. The Board may, in its discretion, delegate some or all of its powers with respect to the 1992 Plan to a committee, consisting of at least two directors. The Board may at any time or times amend the 1992 Plan, or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the 1992 Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the 1992 Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the 1992 Plan to continue to qualify as a formula plan under Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, provided further that any 1992 Plan provision that specifies the Non-Employee Directors who may receive grants of Non-Employee Director Deferred Stock, the amount and price of such securities to be granted to such directors, and the timing of such grants to such directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act (or any successor provision), shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules thereunder.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL

        ITEM 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board has appointed KPMG Peat Marwick as independent accountants for the Company to examine the Company's financial statements for the current fiscal year ending October 31, 1996, and recommends that the stockholders of the Company ratify that appointment. KPMG Peat Marwick has served as the Company's independent accountants since February 1984 for all fiscal years since the fiscal year ended October 31, 1982 and has no relationship with the Company other than that arising from their employment as independent accountants, consultants, and assistants in the Company's performance of its internal audit function. Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

  It is intended that the proxies will be voted for the ratification of the appointment of such firm unless otherwise indicated. If the appointment is not ratified by stockholders, the Board is not obligated to appoint other auditors, but the Board will give consideration to such unfavorable vote.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                             FINANCIAL STATEMENTS

  The Company's audited financial statements for the fiscal year ended October 31, 1995 and certain other related financial and business information of the Company are contained in the Company's Annual Report. THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS AMENDED, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED IN THE COMPANY'S ANNUAL REPORT WHICH IS BEING MAILED WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-K MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING WILLIAM LUKE, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, AUTOTOTE CORPORATION, 100 BELLEVUE ROAD, NEWARK, DELAWARE 19714-6009 (TELEPHONE: 302/737-4300).

                                OTHER BUSINESS

  The Board of Directors has no reason to believe that any other business in addition to the foregoing will be presented at the Annual Meeting, but if any other business shall be presented, votes pursuant to the proxy will be cast thereon in accordance with the judgment of the persons named in the accompanying proxy.

DELINQUENT FILINGS

  Under the securities laws of the United States, the Company's directors, its officers and any persons holding more than 10% of the Company's Class A Common Stock are required to report their ownership of the Company's Class A Common Stock and any changes in that ownership to the Securities and Exchange Commission and the American Stock Exchange, Inc., and are also required to furnish the Company with copies of such reports. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure to file by these dates during the 1995 fiscal year.

  Based solely on its review of the copies of such forms received by it and on written representations from certain directors and officers that no other reports were required for such person, the Company believes that, during the 1995 Fiscal Year, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with except that (i) Mr. Gerald Lawrence did not file a Form 4 with respect to 1,000 shares of Class A Common Stock that he purchased in fiscal 1995, but filed late a Form 5 with respect to such shares, (ii) Mr. Michael D. Harris, Mr. Gerald Lawrence and Mr. Alan Cigich did not file a Form 3 when they became officers of the Company, but filed late a Form 5 which reported their appointment as officers,
(iii) Mr. Marshall Bartlett, Sir Brian Wolfson and Mr. Alan J. Zakon did not file a Form 4 with respect to deferred stock they received in May 1995, but filed late a Form 5 reporting such options and (iv) Mr. A. Lorne Weil, Mr. Martin A. Schloss and Mr. Gerald Lawrence filed late a Form 5 in connection with an exchange of options for restricted stock awarded under the 1992 Plan.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

  Proposals of stockholders intended to be presented at the next annual meeting must be received by the Company at its principal offices, 750 Lexington Avenue, 25th Floor, New York, New York 10022, for inclusion in the Company's proxy materials not later than October 31, 1996.

  Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

                                          By Order of the Board of Directors
                                          MARTIN E. SCHLOSS
                                          Secretary

Dated: April 18, 1996

                                                                      EXHIBIT A

                             AUTOTOTE CORPORATION

                          1992 EQUITY INCENTIVE PLAN,
                            AS AMENDED AND RESTATED

1. PURPOSE

  The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of Autotote Corporation (the "Company") by enhancing its ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's Class A Common Stock ("Stock").

  The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, Loans or Supplement Grants, or combinations thereof, all as more fully described below.

2. ADMINISTRATION

  The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is canceled, grant another Award in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan; provided that no authority shall be conferred under clauses (a) through (f) to grant Awards on a discretionary basis to, or take other discretionary action of the type specified in clauses
(a) through (f) in respect of Awards granted to, Non-Employee Directors (as defined below), with such grants and the terms thereof made and determined solely pursuant to the express provisions of the Plan. Determinations and actions of the Board under the preceding sentence and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board to make adjustments under Section 7.3, Section 7.4 or Section 9.6.

  The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. At any time the Stock is registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Board shall delegate the power to select directors and officers to receive Awards under the Plan and the timing, pricing and amount of such Awards to a committee, all members of which shall be disinterested persons within the meaning of Rule 16b-3 under the 1934 Act.

3. EFFECTIVE DATE AND TERM OF PLAN

   The Plan will become effective on the date on which it is approved by the stockholders of the Company. Grants of Awards under the Plan may be made prior to that date, subject to such approval of the Plan.

   No Award may be granted under the Plan after December 17, 2002 (the "Term of the Plan"), but Awards previously granted may extend beyond that date.

4. SHARES SUBJECT TO THE PLAN

   Subject to the adjustment as provided in Section 9.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 3,000,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

   Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5. ELIGIBILITY AND PARTICIPATION

   Those eligible to receive Awards under the Plan ("Participants") will be Employees, as defined in General Instruction A(1)(a) to Form S-8, of the Company or any of its subsidiaries ("Employees"), including persons other than Employees who are serving as directors of the Company ("Non-Employee Directors") if such Employees (other than Non-Employee Directors) are determined, in the opinion of the Board, to be in a position to make a significant contribution to the success of the Company or its subsidiaries. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6. TYPES OF AWARDS

 6.1. Options

   (a) Nature of Options. An Option is an Award entitling the recipient on exercise thereof to purchase Stock at a specified exercise price.

   Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan. ISOs shall be awarded only to Employees.

   (b) Exercise Price. The exercise price of an Option will be determined by the Board subject to the following:

    (i) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

    (ii) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

    (iii) The Board may reduce the exercise price of an Option (other than a Non-Employee Director Option) at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

  (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

  (d) Exercise of Options. An Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of such an Option may be exercised.

  Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Board and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

  (e) Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing such Option (or in the case of such an Option which is not an ISO, by the Board at or after grant of such Option), (i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (ii) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's promissory note.

  (f) Discretionary Payments. If the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

 6.2 Stock Appreciation Rights.

  (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient on exercise of the Right to receive, an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in Stock value.

  In general, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted. However, the Board may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Board to take into account the performance of the Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Board may also grant Stock Appreciation Rights that provide, that following a Change in Control of the Company, as defined below, the holder of such Right will be entitled to receive, with respect to each share of Stock subject to the Right, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such Change in Control over the fair market value of a share of Stock on the date the Right was granted. "Change in Control" shall mean the occurrence of any of the following: (i) When any "person" as defined in Section 3(a)(9) of the

1934 Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the 1934 Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing at least 40 percent (or such greater percentage as the Board may specify in any grant of Stock Appreciation Rights) of the combined voting power of the Company's then outstanding securities; or (ii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

  (b) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

  (c) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, the following will apply:

    (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

    (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

    (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

    (iv) The Stock Appreciation Right will be transferable only with the related Option.

    (v) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

  (d) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Right may be exercised.

  Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

 6.3 Restricted and Unrestricted Stock.

  (a) Nature of Restricted Stock Award. A Restricted Stock Award entitles the recipient to acquire, for a purchase price equal to par value, shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

  (b) Acceptance of Award. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Board.

  (c) Rights as a Stockholder. A Participant who receives Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph
(d) below and any other conditions imposed by the Board at the time of grant. Unless the Board otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

   (d) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be an Employee or otherwise suffers a Status Change (as defined at Section 7.2(a) below) for any reason, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

   (e) Notice of election. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

   (f) Other Awards Settled with Restricted Stock. The Board may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

   (g) Unrestricted Stock. The Board may, in its sole discretion, approve the sale to any Participant of shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

 6.4 Deferred Stock.

   A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Board may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock. The foregoing notwithstanding, the terms of Deferred Stock granted to Non-Employee Directors under Section 8 ("Non-Employee Director Deferred Stock") shall be as set forth in that Section.

 6.5 Performance Awards; Performance Goals.

   (a) Nature of Performance Awards. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Board) following the attainment of Performance Goals. Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

   (b) Other Awards Subject to Performance Condition. The Board may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

 6.6 Loans and Supplemental Grants.

   (a) Loans. The Company may make a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Board will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

   (b) Supplemental Grants. In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

7. EVENTS AFFECTING CERTAIN OUTSTANDING AWARDS

 7.1. Death.

   If a Participant dies, the following will apply to Awards other than Non-Employee Director Deferred Stock:

     (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

     (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

     (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant, to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Board.

 7.2. Termination of Service (Other Than By Death).

   If a Participant who is an Employee ceases to be an Employee for any reason other than death, or if there is a termination (other than by reason of death) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), the following will apply to Awards other than Non-Employee Director Deferred Stock:

     (a) Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Board may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

     (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

     (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award cancelled as of the date of such Status Change unless otherwise determined by the Board.

 7.3. Acquisition Transactions.

   Notwithstanding any other provision of the Plan or of any Award to the contrary (other than Section 9.10), in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert or in the event of the sale or transfer of substantially all the Company's assets (an "acquisition transaction"), all outstanding Awards will terminate as of the effective date of the acquisition transaction, and the following will apply:

     (a) Each outstanding Option and Stock Appreciation Right will become exercisable in full 10 days prior to the anticipated effective date of the proposed acquisition transaction unless otherwise expressly provided at the time of grant.

     (b) Each outstanding share of Restricted Stock will become free of all restrictions and conditions 10 days prior to the anticipated effective date of the proposed acquisition transaction.

     (c) Conditions on Deferred Stock Awards (including any Non-Employee Director Deferred Stock), Performance Awards, and Supplemental Grants which relate only to the passage of time and continued employment will be removed 10 days prior to the anticipated effective date of the proposed acquisition transaction. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) will continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Board.

     (d) The Board may, in its sole discretion, prior to the effective date of the acquisition transaction, forgive all or any portion of the principal of or interest on a Loan.

 7.4. Dissolution or Liquidation Transactions.

   In the event of a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Awards (including Non-Employee Director Deferred Stock) will terminate as of the effective date of the covered transaction, and the following rules shall apply:

     (a) Subject to paragraph (b) below, the Board may in its sole discretion, prior to the effective date of the covered transaction, (1) make each outstanding Option and Stock Appreciation Right exercisable in full, (2) remove the restrictions from each outstanding share of Restricted Stock,
  (3) cause the Company to make any payment and provide any benefit under each outstanding Deferred Stock Award (including Non-Employee Director Deferred Stock), Performance Award, and Supplemental Grant which would have been made or provided with the passage of time had the transaction not occurred and the Participant not suffered a Status Change (or died), and
  (4) forgive all or any portion of the principal of or interest on a Loan.

     (b) If an outstanding Award is subject to performance or other conditions (other than conditions relating only to the passage of time and continued employment) which will not have been satisfied at the time of the covered transaction, the Board may in its sole discretion remove such conditions.
  If it does not do so, however, such Award will terminate as of the date of the covered transaction notwithstanding paragraph (a) above.

8. CERTAIN AWARDS TO NON-EMPLOYEE DIRECTORS

 8.1. Automatic Grants of Non-Employee Director Deferred Stock.

  (a) Grants of Non-Employee Director Deferred Stock. The grants of Awards of Non-Employee Director Deferred Stock under this Section 8 shall be as follows:

    (i) On June 1, 1996, November 1, 1996, and on each anniversary of November 1, 1996 through and including November 1, 2000, in addition to shares of Non-Employee Director Deferred Stock granted pursuant to sections 8.1(a)(ii) or (iii), each Non-Employee Director shall be granted an Award of 10,000 shares of Non-Employee Director Deferred Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8. With respect to any individual who becomes a Non-Employee Director after November 1, 1996 (provided such individual has not previously received a grant pursuant to the first sentence of this Section 8.1(a)(i)), such individual shall be granted as of the date of his election or appointment as a Non-Employee Director an Award of 10,000 shares of Non-Employee Director Deferred Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8.

    (ii) as of November 1, 1996, in addition to shares of Non-Employee Director Deferred Stock granted pursuant to Sections 8.1(a)(i) or (iii), each Vice Chairman of the Board, who is also a Non-Employee Director, will be granted an Award of 15,000 shares of Non-Employee Director Deferred Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8 and with respect to any Non-Employee Director who becomes a Vice Chairman of the Board after November 1, 1996 (provided such individual has not previously received a grant pursuant to the first clause of this Section 8.1(a) (ii)), such individual shall be granted as of the date of his election or appointment as Vice Chairman an Award of 15,000 shares of Non-Employee Director Deferred Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8.

    (iii) As of November 1, 1996, in addition to shares of Non-Employee Director Deferred Stock granted pursuant to Sections 8.1(a)(i) or (ii), the Chairman of the Executive Committee, who is also a Non-Employee Director, will be granted an Award of 55,000 shares of Non-Employee Director Deferred Stock upon the terms and subject to the conditions set forth in the Plan including this Section 8 and with respect to any Non-Employee Director who becomes the Chairman of the Executive Committee after November 1, 1996 (provided such individual has not previously received a grant pursuant to the first clause of this Section 8.1(a) (iii)), such individual shall be granted as of the date of his election or appointment as the Chairman an Award of 55,000 shares of Non-Employee Director Deferred Stock upon the terms and subject to the conditions set forth in the Plan including this
  Section 8.

    (iv) If on any date when Non-Employee Director Deferred Stock is to be granted pursuant to Section 8.1(a)(i), (ii) or (iii), the total number of shares of Stock as to which Non-Employee Director Deferred Stock is to be granted exceeds the number of shares of Stock remaining available under the Plan, there shall be a pro rata reduction in the number of shares of Stock as to which each Non-Employee Director is granted on such day.

 8.2. Certain Terms of Non-Employee Director Deferred Stock.

  (a) Terms of Award. The terms of each Award granted under this Section 8 shall be as follows:

    (i) Each share of Non-Employee Director Deferred Stock granted hereunder and not forfeited represents a right of Participant to receive, and an obligation of the Company to deliver to Participant, one share of Stock, at the settlement date specified under Section 8.2(d) subject to the terms and conditions of the Plan.

    (ii) Non-Employee Director Deferred Stock shall be subject to a risk of forfeiture, as provided in Section 8.2(c) hereof, until such time as the risk of forfeiture shall lapse as provided in Section 8.2(b) hereof (the "Restrictions"). Non-Employee Director Deferred Stock shall be subject to limitations on transferability, as provided in Section 9.5, at all times during the period from the date of grant until the Stock becomes deliverable in settlement of the Non-Employee Director Deferred Stock.

  (b) Lapse of Restrictions.

      (i) The Restrictions on one-third of the shares of Non-Employee Director Deferred Stock granted under the Plan (rounded to the nearest whole number of shares) shall lapse (i.e., Non-Employee Director Deferred Stock will "vest") at the close of business on the day before the first, second, and third anniversaries of the date of grant, provided that such risk of forfeiture shall lapse on an accelerated basis as to all shares of Non-Employee Director Deferred Stock at the time the Participant ceases to serve as a director due to death, Disability (as defined below), retirement at or after age 65, upon the failure to be renominated or reelected to the Board of Directors, or in the circumstances specified in Sections 7.3 and
  7.4 of the Plan.

      (ii) Following the lapse of Restrictions on Non-Employee Director Deferred Stock, such Non-Employee Director Deferred Stock, including shares of Non-Employee Director Deferred Stock subject to optional deferral of settlement, shall be non-forfeitable.

      (iii) For purposes of the Plan, a Disability shall mean a physical or mental incapacity of long duration which, in the reasonable determination of the Board, renders the Participant unable to perform the duties of a director of the Company.

  (c) Forfeiture of Non-Employee Director Deferred Stock Upon Certain Terminations of Service as a Director. Non-Employee Director Deferred Stock as to which the Restrictions have not yet lapsed shall be forfeited in any case in which the Participant terminates service as a director for any reason other than death, Disability, retirement at or after age 65, or upon the failure to be renominated or reelected to the Board of Directors, if the Restrictions have not lapsed prior to and do not lapse at the time of such termination of service in accordance with Section 8.1(b).

  (d) Settlement of Non-Employee Director Deferred Stock; Optional Deferral.

      (i) Stock will be delivered to Participant or his or her beneficiary in settlement of Non-Employee Director Deferred Stock as promptly as practicable after the later of the lapse of Restrictions under Section 8.2(b) or the expiration of any optional deferral period as may be elected by Participant under Section 8.2(d)(ii); provided, however, that such optional deferral period shall expire upon the occurrence of an "acquisition transaction" or "covered transaction" as defined in Section
  7.3 and 7.4 of the Plan.

      (ii) At such time or times as may be specified by the Board, a Participant may elect to further defer receipt of Stock to a date later than the lapse of Restrictions or other settlement date previously elected under this Section 8.2(d); provided, however, that an optional deferral shall be subject to such restrictions and limitations as the Board may from time to time specify, including those deemed necessary or appropriate to avoid "constructive receipt" of deferred amounts by Participant and for other purposes.

      (iii) Whenever Stock is to be delivered hereunder, the Company shall deliver to Participant or, following the death of Participant, Participant's beneficiary, one or more certificates representing the shares of Stock, registered in the name of Participant, the beneficiary, or in such other form of registration as instructed by Participant or such beneficiary.

  (e) Dividend Equivalents.

      (i) Each share of Non-Employee Director Deferred Stock granted hereunder shall confer upon Participant a right to receive dividend equivalents in respect of such Non-Employee Director Deferred Stock, as follows:

       (x) Relating to Regular Cash Dividends. If the Company declares and pays any regular quarterly cash dividend or distribution on Stock, the record date of which is prior to the settlement of Participant's Non-Employee Director Deferred Stock, the Company shall pay to Participant, as promptly as practicable after the payment date of such dividend or distribution, a cash amount equal to the amount of cash actually paid as a dividend or distribution per share of Stock multiplied by the number of Participant's shares of Non-Employee Director Deferred Stock, provided that no payment will be made in respect of Non-Employee Director Deferred Stock forfeited on or before the payment date of such dividend or distribution.

       (y) Relating to Extraordinary Stock Dividends and Stock Splits. If the Company declares and pays a dividend or distribution in the form of Stock payable on Stock, or if there occurs a forward stock split of the Stock, the record date of which is prior to the settlement of Participant's Non-Employee Director Deferred Stock, the Company shall credit to Participant a number of additional shares of Non-Employee Director Deferred Stock (which shall include any fractional unit) equal to the number of shares of Stock paid as a dividend or distribution per share of Stock or distributed as a result of the stock split per share of Stock multiplied by the number of Participant's shares of Non-Employee Director Deferred Stock, provided that no additional Non-Employee Director Deferred Stock will be credited in respect of Non-Employee Director Deferred Stock forfeited on or before the payment date of such dividend or distribution or effective date of such split.

       (z) Relating to Other Extraordinary Dividends. If the Company declares and pays an extraordinary dividend or distribution in the form of cash or other property (other than Stock) payable on Stock, the record date of which is prior to the settlement of Participant's Non-Employee Director Deferred Stock, the Company shall, as promptly as practicable after the payment date of such dividend or distribution, pay to the Participant a cash amount equal to the amount of cash actually paid plus the fair market value at such record date of any property other than Stock actually paid as a dividend or distribution per share of Stock for each of Participant's shares of Non-Employee Director Deferred Stock.

       (ii) Additional Non-Employee Director Deferred Stock credited under
    Section 8.2(e)(i)(y) will be subject to the same Restrictions and to settlement at the same settlement date as applied to the Non-Employee Director Deferred Stock in respect of which such additional Non-Employee Director Deferred Stock were credited.

9. GENERAL PROVISIONS

 9.1. Documentation of Awards.

   Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

 9.2. Rights as a Stockholder, Dividend Equivalents.

   Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock. However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award (other than Non-Employee Director Deferred Stock) had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

 9.3. Conditions on Delivery of Stock.

   The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding
Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

   If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

 9.4. Tax Withholding.

   The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

   In the case of an Award pursuant to which Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

   If at the time an ISO is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

 9.5. Nontransferability of Awards.

   No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

 9.6. Adjustments in the Event of Certain Transactions.

   (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

   (b) In any event referred to in paragraph (a), the Board will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, including the number and kind to be automatically granted as Non-Employee Director Deferred Stock under Section 8.1, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan. Adjustments relating to Non-Employee Director Deferred Stock shall be made solely to preserve, without increasing, the value of such Awards, to prevent dilution or enlargement of Participants rights, and shall in any case be subject to Section 9.10.

 9.7. Employment Rights, Etc.

   Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

 9.8. Deferral of Payments.

  The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

 9.9. Past Services as Consideration.

  Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock, the Board may determine that such price has been satisfied by past services rendered by the Participant.

 9.10. Compliance with Certain 1934 Act Rules.

  It is the intent of the Company that the Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the 1934 Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the 1934 Act. Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, or would cause any Non-Employee Director then serving on the Committee to not be deemed a "disinterested person" within the meaning of Rule 16b-3 as then applicable to the Plan, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b) or such Non-Employee Director's status as a "disinterested person" shall not be affected.

10. EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

  Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock will be issued to Employees or other persons eligible to participate in the Plan.

  The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under section 422 of the Code and to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act, and, provided further, that any Plan provision that specifies the Non-Employee Directors who may receive grants of Non-Employee Director Deferred Stock, the amount and price of such securities to be granted to such directors, and the timing of such grants to such directors, or is otherwise a "plan provision" referred to in Rule 16b-3(c)(2)(ii)(B) under the Exchange Act (or any successor provision), shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules thereunder.

PROXY

                              AUTOTOTE CORPORATION
           750 LEXINGTON AVENUE, 25TH FLOOR, NEW YORK, NEW YORK 10022

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 29,1996

  The undersigned hereby appoints Martin E. Schloss and Thomas C. DeFazio, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of Autotote Corporation (the "Company") to be held on May 29, 1996, and at any adjournments or postponements thereof, and to vote thereat the number of shares of the Class A Common Stock of the Company that the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                         (TO BE SIGNED ON REVERSE SIDE)

                                                              SEE REVERSE
                                                                  SIDE

[X]  PLEASE MARK YOUR   +++                                          +
     VOTES AS IN THIS   +                                            +
     EXAMPLE.                                                        +++++

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL (1) AND FOR APPROVAL OF PROPOSALS (2) AND (3), AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                                FOR ALL NOMINEES    WITHHOLD AUTHORITY
1. Election of
   Directors:                        [_]                   [_]

A. Lorne Weil, Sir Brian Wolfson, Alan J. Zakon, Larry J. Lawrence, Marshall Bartlett and Thomas H. Lee
INSTRUCTION: To withhold authority to vote for any individual nominee(s), place an "X' in the box on the left (FOR ALL NOMINEES) and write that nominee's name in the space provided below.

- -------------------------------------------------------------------------------

                                      FOR   AGAINST   ABSTAIN
2. Approval of the amendment to
   the Autotote Corporation 1992      [_]     [_]       [_]
   Equity Incentive Plan, as
   amended and restated.


3. Ratification of KPMG Peat          FOR   AGAINST   ABSTAIN
   Marwick as independent
   auditors of the Company for the    [_]     [_]       [_]
   fiscal year ending October 31,
   1996.

4. On such other matters as may properly come before the meeting.



[_] Please check if you plan to attend the meeting.

    Please mark, date and sign this proxy and return it in the enclosed envelope.

SIGNATURE(S) _________DATED_______________________________________________,1996

             _________DATED_______________________________________________,1996
NOTE: Please sign exactly as your name appears above. For joint accounts, each joint owner must sign. Please give full title if signing in a representative capacity.